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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: OCTOBER 1, 1999


                            OAK HILL FINANCIAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               OHIO                       0-26876               31-1010517
---------------------------------  ---------------------  ----------------------
  (STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)      (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)                         IDENTIFICATION NUMBER)


                              14621 State Route 93
                               Jackson, Ohio 44640
                                 (740) 286-3283
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)


                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

COMPLETION OF MERGER WITH TOWNE FINANCIAL CORPORATION

     On October 1, 1999, Oak Hill Financial, Inc., ("Oak Hill Financial") completed its merger (the "Merger") with Towne Financial Corporation, a corporation chartered under the laws of Ohio ("Towne Financial"). Shareholders of Oak Hill Financial approved the Merger at a special meeting of shareholders held on September 14, 1999, with 3,184,748 votes in favor of the Merger, 13,404 against, and 15,262 abstentions. The Towne Financial shareholders also approved the Merger on the same date, with 204,734 votes in favor of the Merger, 0 against, and 923 abstentions. In connection with the Merger, Oak Hill Financial will issue a total of 916,162 shares of its common stock to holders of Towne Financial common stock immediately prior to the Merger, based on an exchange ratio of 4.125 shares of Oak Hill common stock for every one share of Towne Financial common stock.

     Towne Financial is a unitary savings and loan holding company engaged primarily in the origination of permanent mortgage loans secured by first mortgages on one- to four-family residential real estate located in its primary lending area.

     Oak Hill Financial filed with the Securities and Exchange Commission a Registration Statement on Form S-4, which was declared effective on August 4, 1999, to register the shares to be distributed to Towne Financial's shareholders.

     This transaction was accomplished through arms length negotiations between Oak Hill management and Towne Financial management. Oak Hill's press release regarding the Merger issued on October 4, 1999, is attached as an exhibit to this report and is incorporated herein by reference.


ITEM 5. OTHER EVENTS.

CONVERSION OF BLUE ASH SAVINGS & LOAN

     On October 1, 1999, immediately after completion of the Merger, Blue Ash Savings & Loan, a former subsidiary of Towne Financial acquired by Oak Hill Financial in the Merger, converted from a state chartered savings bank to a state chartered commercial bank. At the same time, the company changed its name from Blue Ash Savings & Loan to "Towne Bank."


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) and (b) Financial Statements.

     We incorporate by reference the financial statements of Towne Financial and the pro forma financial statements of Towne Financial and Oak Hill Financial filed with the Securities and Exchange Commission as part of a Registration Statement on Form S-4 (No. 333-81645) on June 25, 1999, as amended on June 30, 1999, and August 3, 1999, and the financial statements of Towne Financial filed as a part of the company's Annual Report on Form 10-K on September 28, 1999, for the fiscal year ended June 30, 1999.


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     (c) Exhibits.

     Exhibit No.     Description

         99 Press release of Oak Hill Financial, Inc., issued October 4, 1999, announcing the completion of the Merger with Towne Financial Corporation.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OAK HILL FINANCIAL, INC.

Date: October 5, 1999                   By: /s/ H. Timothy Bichsel
                                            ------------------------------------
                                            H. Timothy Bichsel, Secretary


                                  EXHIBIT INDEX

     Exhibit No.     Description

       99 Press release of Oak Hill Financial, Inc., issued October 4, 1999, announcing the completion of the Merger with Towne Financial Corporation.